Fixed Income Presentation August 2026

Forward Looking Statements Certain statements contained herein are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts, including but not limited to information related to Provident Financial Services, Inc. (the “Company”) and statements about the proposed securities offering. These statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “estimate,” "project," "intend," “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms, including references to assumptions. The forward-looking statements contained in this presentation reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, but are not limited to, those set forth in Item 1A of the Company's Annual Report on Form 10-K, as may be supplemented by its Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and those related to the economic environment, particularly in the market areas in which the Company operates, inflation and unemployment, competitive products and pricing, real estate values, fiscal and monetary policies of the U.S. Government, changes in tariff, trade and other economic policies, geopolitical conditions, changes in accounting policies and practices that may be adopted by regulatory agencies and accounting standard setters, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, cybersecurity incidents, fraud and other operational risks, changes in prevailing interest rates, changes in customer deposit behavior and liquidity conditions, competition from banks, financial technology companies and other non-bank financial service providers, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets, and the availability of and costs associated with sources of liquidity. Forward-looking statements regarding the proposed securities offering are also subject to risks and uncertainties, including market conditions, satisfaction of customary closing conditions and the possibility that the offering may not be completed on the anticipated terms, timing or at all. The Company cautions readers not to place undue reliance on any such forward-looking statements which speak only as of the date they are made. The Company advises readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not assume and expressly disclaims any duty, and does not undertake, to update any forward-looking statements in this presentation to reflect events or circumstances after the date of this statement or otherwise, except as required by law. Non-GAAP Financial Measures This presentation contains one or more non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. We use such non-GAAP financial measures to provide meaningful supplemental information regarding our performance. We believe these non-GAAP financial measures and ratios are beneficial in assessing our operating results and related trends, and when planning and forecasting future periods. These non-GAAP disclosures should be considered in addition to, and not as a substitute for or preferable to, financial results determined in accordance with GAAP. The non-GAAP financial measures we use may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations. A reconciliation of any non-GAAP financial measures used in this presentation to the most directly comparable GAAP financial measure is included in the appendix at the end of this presentation. No Offer or Solicitation This presentation is neither an offer to sell nor a solicitation of an offer to purchase any securities of the Company. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. These securities are not insured or guaranteed by the FDIC or any other governmental agency or public or private insurer. Neither the SEC nor any other regulatory body has approved or disapproved of the securities of the Company or passed on the adequacy or accuracy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date hereof. Third Party Sources Certain information contained in this presentation and oral statements made during this presentation relate to or are based upon publications and data obtained from third-party sources. While the Company believes these sources to be reliable as of the date of this presentation, the Company has not independently verified such information, and makes no representation as to its accuracy, adequacy, fairness or completeness. Forward Looking Statements & Non-GAAP Disclaimers 2

Company Overview Loan Portfolio and Asset Quality Financial Overview Securities Portfolio and Other Funding Capital Position Appendix Table of Contents

Company Overview 4

Adriano M. Duarte, Executive Vice President and Chief Financial Officer Adriano M. Duarte has served as Chief Financial Officer since June 2026, and as Executive Vice President since April 2023. He has been with the Company for 5 years and previously served as Chief Accounting Officer from April 2023 to June 2026 and Senior Vice President and Controller from January 2021 to April 2023. He brings 30+ years of experience in financial services, including roles at SB One Bancorp and Investors Bancorp, Inc. He holds a B.S. in Accounting and M.B.A. from Rutgers University, and is a C.P.A. Bill Fink, Executive Vice President and Chief Lending Officer Bill Fink has served as Executive Vice President and Chief Lending Officer since February 2025. He previously served as Executive Vice President and Head of U.S. Middle Market Banking at TD Bank. He brings over 30 years of experience in commercial banking and credit administration. He holds B.S. in Marketing and an M.B.A. in Management & Finance from St. Joseph’s University, and is a C.P.A. Overview of the Management Team 5 Michael Perito, Senior Vice President and Head of Corporate Strategy & Investor Relations Michael Perito has served as Investor Relations Officer since March 2026 and Senior Vice President and Head of Corporate Strategy of Provident Bank since August 2025. He brings 15 years of experience in financial services and fintech, including senior executive roles at The Travillian Group and Keefe, Bruyette & Woods, a Stifel Company. He holds a B.S. in Business Administration from Villanova University. Anthony J. Labozzetta, President and Chief Executive Officer Anthony J. Labozzetta has served as President since August 2020 and Chief Executive Officer since January 2022. He has been with the Company for 6 years and previously served as President and Chief Operating Officer from August 2020 to January 2022. He brings 30 years of banking experience including senior executive roles at SB One Bancorp, TD Bank, and Interchange Financial Services Corp. He is a graduate of Wagner College. James A. Christy, Executive Vice President and Chief Risk Officer James A. Christy has served as Chief Risk Officer since January 2012 and as Executive Vice President since February 2018. He has been with the Company for 25 years and previously served as Senior Vice President from January 2012 to February 2018, and General Auditor from September 2001 to January 2012. He brings over 35 years of experience including roles at Summit Bancorp. He holds a B.S. in Economics from Georgetown University and an M.B.A. from Fordham University. James M. Nigro, Executive Vice President and Chief Credit Officer James M. Nigro has served as Executive Vice President, and Chief Credit Officer since May 2024. He previously served as Chief Risk Officer from March 2016 to May 2024 at Lakeland Bancorp. He brings over 30+ years of banking experience, including roles at Somerset Hills Bancorp and Summit Bancorp. He holds a B.S. in Finance from Seton Hall University.

George Lista, President and Chief Executive Officer of Provident Protection Plus George Lista has served as President and Chief Executive Officer of Provident Protection Plus, Inc. since 2001. He has been with the Company for 25 years and previously served as Chief Operating Officer of SB One Insurance Agency, Inc. He brings 45 years of experience in the financial services industry. He holds a B.S. in Accounting from Montclair State University. Annamaria Vitelli, Executive Vice President, Chief Wealth Officer, and President of Beacon Trust Annamaria Vitelli has served as Executive Vice President, Chief Wealth Officer, and President of Beacon Trust since June 2026. She previously served as Chief Growth Officer of Beacon Trust from September 2025 to June 2026, and before spent 17 years at PNC Bank. She brings 20+ years of experience in wealth management, private banking, trust, and estate planning. She holds a J.D. and an LL.M. in Taxation from Temple University. Overview of the Management Team (cont’d) 6 Vito Giannola, Executive Vice President and Chief Banking Officer Vito Giannola has served as Executive Vice President and Chief Banking Officer since September 2020. He has been with the Company for 6 years and previously served as Senior Executive Vice President and Chief Banking Officer of SB One Bancorp from September 2010 to August 2020. He brings 30+ years of experience in the financial services industry. He holds a B.B.A. in Business and Psychology from the College of Mt. St. Vincent. Ravi Vakacherla, Executive Vice President and Chief Information and Operations Officer Ravi Vakacherla has served as Executive Vice President and Chief Information Officer since August 2022. He has been with the Company for 5 years and previously served as Executive Vice President and Chief Transformation Officer at People's United Financial, Inc. from July 2020 to July 2022. He brings 25+ years of experience in the financial services industry. He holds a Bachelors degree in Electronic Engineering from Jawaharlal Nehru Technological University and a Master’s Degree in Computer Science from Midwestern State University.

Provident Bank; Building a Premier Banking Franchise Total Assets $25.7BN Total Loans $20.0BN Total Deposits $19.5BN YTD ROAA 1.26% YTD ROATCE¹ 16.2% • Founded in 1839, longest tenured bank headquartered in New Jersey • 135 branches serving New Jersey, eastern Pennsylvania, and Orange, Queens, and Nassau Counties, New York • Full-service commercial & consumer bank • Strong capital, pristine asset quality, consistent results • Diversified revenue stream from wealth management and insurance • Quality earnings driven by earning asset growth, expanding margin, operational efficiency and strong credit quality • Lakeland merger fully integrated • Continued focus on evolving digital channels and technology infrastructure • Enhancing deposit gathering initiatives by appointing specialized leadership to strengthen core funding infrastructure TCE¹ 8.6% 7 PFS (135) Financial data as of or for the six months ended June 30, 2026 CET1 10.6% Total RBC 13.5% COMPANY OVERVIEW GEOGRAPHIC OVERVIEW 1) Non-GAAP financial measure. See Appendix for a reconciliation of GAAP and non-GAAP financial measures

Investment Highlights 8 Highly experienced and stable management team effectively executing a relationship banking strategy, delivering high quality banking services across customer base Long-standing commitments to serving the local community, employee engagement, and diversity and inclusion Robust risk controls and strong regulatory compliance record Disciplined stewards of capital: strong organic growth, selective M&A Strong track record of financial performance Emphasis on acquisition and retention of high-quality core deposits, resulting in a sticky, low-cost deposit base Well positioned in highly attractive and stable markets with a diversified loan portfolio and strong fee income from wealth & asset management and insurance

Well Positioned in Highly Attractive Markets 9 Rank Institution Deposits ($MM)¹ Share (%)¹ 1 Valley National Bancorp $29,584 19.4% 2 Provident Financial Services Inc. 17,936 11.8 3 Columbia Financial Inc. 10,001 6.6 4 OceanFirst Financial Corp. 9,712 6.4 5 Fulton Financial Corp. 8,966 5.9 6 ConnectOne Bancorp Inc. 6,984 4.6 7 CRB Group Inc. 6,649 4.4 8 Flagstar Bank NA 6,018 4.0 9 Kearny Financial Corp. 5,571 3.7 10 Peapack-Gladstone Financial Corp. 5,132 3.4 11 Sumitomo Mitsui Trust Bank Ltd. 3,467 2.3 12 Spencer Savings Bank SLA 3,085 2.0 Total for Institutions in New Jersey $436,803 Branches: 128 Deposits: $17,868mm Presence in Attractive New York-Newark-Jersey City MSA HIGHLY RANKED DEPOSIT MARKET SHARE IN NJ KEY GEOGRAPHIC HIGHLIGHTS¹ 1) Deposit market share data as of June 30, 2025 annual FDIC survey. Institutions shown pro forma for pending or recently completed acquisitions. Market share and ranking shown for institutions with less than $100 billion in assets 2) Market demographic data per S&P Capital IQ Pro 3) Represents the New York-Newark-Jersey City MSA $86,867 $105,148 Nationwide NYC MSA³ 11.30% 11.43% Nationwide NYC MSA³ Median Household Income² Proj. Median Household Income Growth² (2026 – 2031)

Growth Achieved Through an Organic Strategy Augmented by Disciplined M&A

Experienced Bank Partners Adding Scale…

- Consistent organic growth has been supplemented by select, opportunistic whole bank acquisitions that have been conservatively priced and modeled

Provident Acquisitions

May 2014:	July 2020:	May 2024:
Team Capital Bank	SB One Bancorp	Lakeland Bancorp
- $115MM value[1]	- $186MM value[1]	- $870MM value[1]
- $949MM assets[1]	- $2.1BN assets[1]	- $11.0BN assets[1]

Total Assets ($BN)



CAGR: 10.6%
$8.9
$9.5
$9.8
$9.7
$9.8
$12.9
$13.8
$13.8
$14.2
$24.1
$25.0
$25.7
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2Q'26

…Supplemented by Fee Income Deals

- Wealth management has been a key priority in last decade, resulting in strong diversification of revenue
- Acquisition of SB One Bancorp enhanced fee-based business and fee generation provided by Provident Protection Plus insurance agency

Wealth Management Acquisitions

Deal	Year	Description
Tirschwell & Loewy	2019	NYC-based RIA with $823MM[1] in AUM
MDE Group	2015	In-market acquisition of Morristown-based RIA
Suffolk Bancorp's WM business	2014	All wealth management assets of Suffolk County National Bank
Beacon Trust	2011	Morristown-based trust and wealth management company

Provident Financial Services, Inc.

1) Reflects deal value as of closing; Total assets and assets under management as of the quarter prior to the completion date of each transaction; Sourced from S&P Capital IQ Pro

Note: All financial data is presented for the applicable fiscal year-end or respective fiscal quarter ending, unless otherwise noted

10

Loan Portfolio and Asset Quality 11

Loan Underwriting Policy and Disciplined Credit Culture

Striking a Balance Between:

Prudence	Disciplined Underwriting	Portfolio Management / Analytics

In Our Decision Making and Responsiveness to Customers

- Provident employs a conservative lending approach with processes that allow for the prompt and thorough underwriting and approval/decline of loan requests consistent with our established risk appetite
- In addition to meeting weekly for loan approval, the Credit Committee reviews loan statistical data on a quarterly basis, which includes loans outstanding by category, delinquencies, criticized/classified loans, non-performing loans, other real estate owned and charge-offs
- Conservative credit culture bolstered by significant experience managing through various credit cycles

		Policy Maximum		
By Product Type As % of Loans Outstanding	June 30, 2026 % of Portfolio	% of Portfolio	% of Capital	Wtd. Avg. Risk Rating[1]
Residential / 1-4 Family	10%	25%	200%	3.03
Commercial Real Estate	37%	65%	350%	3.56
Multi-Family	19%	25%	175%	3.50
Construction	3%	10%	65%	4.04
C&I	28%	35%	250%	3.78
Consumer	3%	15%	100%	3.03

1) Risk ratings 1 through 5 are considered pass risk ratings. Risk rating definitions: 1 = Minimal Risk; 2 = Modest Risk; 3 = Average Risk; 4 = Acceptable Risk; 5 = Pass-Watch; 6 = Special Mention; 7 = Substandard; 8 = Doubtful; 9 = Loss

Provident Financial Services, Inc.
12

Diversified Loan Portfolio 13 10% 19% 37% 26% Total Loans: $20.0bn 2Q’26 Yield: 5.90% Reserves / Gross Loans: 0.92% CRE (Excl. Multi-Family) / Total RBC: 291% CRE (Incl. Multi-Family) / Total RBC: 428% C&D / Total RBC: 26% 2Q’26 LOAN COMPOSITION BANK LEVEL PORTFOLIO CHARACTERISTICS CRE C&I Multifamily 1-4 Family Mortgage Warehouse 2% C&D 3% Consumer 3% Note: As of or for the quarter ended June 30, 2026 • Exposure to Non-Depository Financial Institution (“NDFI”) lending totals $415 million, of which $314 million is mortgage warehouse lending

Overview of CRE Portfolio and Concentrations 14 34% 27% 25% 25% 36% 28% 26% 26% 2024 2025 1Q'26 2Q'26 Holding company Bank-level Holding company Bank-level 10 Largest CRE Relationships as a % of CRE Portfolio: 4.0% Adjusted ADC Concentration Ratio³: 24% Average Loan Size Outstanding of CRE Portfolio: $2.5mm 10 Largest CRE Relationships as % of Total Portfolio: 2.3% 34% 24% 19% 8% 6% 9% Total Loans: $11.4bn² Multifamily Retail Industrial Mixed use Office Other¹ Adjusted CRE Concentration Ratio³: 400% 2Q’26 CRE INVESTMENT BY PROPERTY TYPE HISTORICAL CRE CONCENTRATION RATIOS HISTORICAL C&D CONCENTRATION RATIOS 433% 416% 414% 411% 460% 432% 429% 428% 2024 2025 1Q'26 2Q'26 1) “Other” includes categories that compose less than 5% of the CRE investment portfolio (incl. special use, residential, hotel and land) 2) Excludes purchase accounting adjustments and construction loans 3) Non-GAAP financial measure. See Appendix for a reconciliation of GAAP and non-GAAP financial measures

9% 51% 40% CRE Deep Dive 15 Total Multifamily Portfolio: $3.8bn Total NY Multi: $655mm¹ Manhattan Other New York City Boroughs Other New York NEW YORK ORIGINATIONS TOTAL MULTI ORIGINATIONS $191mm $94mm $112mm $37mm $140mm $80mm 2021 or Prior 2022 2023 2024 2025 2026 $1.8bn $570mm $478mm $261mm $528mm $255mm 2021 or Prior 2022 2023 2024 2025 2026 Total Rent Stabilized: $186.1mm, or <1% of total loan portfolio OFFICE MATURITY OR REPRICING BY YEAR $219mm $137mm $132mm $70mm $76mm $119mm 2026 2027 2028 2029 2030 2031 or Later 2Q’26 NEW YORK MULTIFAMILY PORTFOLIO 2Q’26 OFFICE PORTFOLIO BY LOCATION 70% 10% 9% 6% 3% 2% Total Office: $752mm¹ Medical Office as % of Total Office Portfolio: ~35% No significant central business district exposure New Jersey Pennsylvania Other New York City Boroughs Out of Market Other New York Manhattan 1) Excludes purchase accounting adjustments CRE Office Portfolio LTV: ~42%

History of Prudent Credit Management Across Cycles 16 NPA TRENDS ($MM) $59.1 $84.5 $97.3 $122.5 $99.0 $76.7 $53.9 $44.4 $42.4 $34.9 $25.7 $40.2 $87.1 $48.0 $58.5 $49.6 $72.1 $78.4 $136.9$1.1 $7.6 $38.9 $58.4 $58.2 $54.8 $26.0 $29.9 $31.7 $35.7 $42.6 $23.7 $21.9 $19.5 $3.4 $6.4 $2.9 $12.8 $12.5 $5.5 $5.1 $10.5 $8.0 $6.9 $1.6 $2.7 $4.5 $8.7 $2.1 $11.7 $9.5 $2.0 $1.0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2Q'26 Nonaccruals Restructured Loans OREO Note: All financial data is presented for the applicable fiscal year-end or respective fiscal quarter ending, unless otherwise noted 0.96% 1.33% 1.47% 1.91% 1.53% 1.10% 0.69% 0.62% 0.53% 0.42% 0.28% 0.44% 0.71% 0.41% 0.44% 0.43% 0.34% 0.32% 0.54% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2Q'26 NPAs / Assets

0.19% 0.39% 0.64% 0.52% 0.43% 0.22% 0.13% 0.07% 0.07% 0.10% 0.39% 0.18% 0.06% (0.04%) 0.01% 0.08% 0.09% 0.07% 0.05% 1.44% 2.65% 2.66% 1.63% 1.12% 0.69% 0.49% 0.42% 0.46% 0.47% 0.46% 0.49% 0.49% 0.25% 0.26% 0.49% 0.65% 0.61% 0.57% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 YTD 2Q'26 1.1% 1.4% 1.6% 1.6% 1.4% 1.2% 1.0% 0.9% 0.9% 0.8% 0.8% 0.8% 1.0% 0.8% 0.9% 1.0% 1.0% 1.0% 0.9% 81% 72% 71% 61% 71% 84% 115% 138% 146% 172% 216% 138% 112% 168% 150% 216% 268% 236% 135% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2Q'26 History of Prudent Credit Management Across Cycles (cont’d) 17 NET CHARGE OFFS / AVERAGE LOANS (%) 1) Sourced from Federal Reserve Economic Data; Reflects annualized metrics for all Commercial Banks Note: YTD 2Q’26 reflects annualized 2Q’26 metric; All financial data is presented for the applicable fiscal year-end or respective fiscal quarter ending, unless otherwise noted RESERVE / LOANS (%) & RESERVES / NPLS (%) PFS National Average¹ R Reserves / Loans Reserves / NPLs

Financial Overview 18

Historical Balance Sheet Trends 19 TOTAL ASSETS ($BN) GROSS LOANS HFI ($BN) TANG. COMMON EQUITY / TANG. ASSETS¹ (%) TOTAL DEPOSITS ($BN) $24.1 $25.0 $25.7 2024 2025 2Q'26 $18.6 $19.3 $19.5 2024 2025 2Q'26 $18.7 $19.5 $20.0 2024 2025 2Q'26 7.7% 8.5% 8.6% 2024 2025 2Q'26 1) Non-GAAP financial measure. See Appendix for a reconciliation of GAAP and non-GAAP financial measures Note: All financial data is presented for the applicable fiscal year-end or respective fiscal quarter ending, unless otherwise noted

Track Record of Strong Performance 20 RETURN ON AVERAGE ASSETS (%) RETURN ON AVERAGE TANG. COMMON EQUITY¹ (%) DILUTED EARNINGS PER SHARE ($)EFFICIENCY RATIO¹ (%) 0.6% 0.8%² 1.2% 1.3% 2024 2025 YTD 2Q'26 8.6% 16.2% 11.3%² 16.6% 2024 2025 YTD 2Q'26 58% 52% 51% 55% 49% 48% 2024 2025 YTD 2Q'26 $1.05 $1.21 $1.44² $2.23 $2.42³ 2024 2025 YTD 2Q'26 1) Non-GAAP financial measure. See Appendix for a reconciliation of GAAP and non-GAAP financial measures 2) Adjusted for one-time merger charges of $56.9MM (pre-tax) or $42.9MM (after-tax) 3) Annualized for illustrative purposes Note: All financial data is presented for the applicable fiscal year-end or respective fiscal quarter ending, unless otherwise noted Efficiency Ratio Efficiency Ratio-excl amort expense Adjusted for merger charges Adjusted for merger charges Adjusted for merger charges Annualized value

Expanding Net Interest Margin 21 Securities Net loansInterest-earning assets ASSET YIELDS LIABILITY COSTS LOAN REPRICING TRENDSNET INTEREST MARGIN Loan Pricing 2Q'26 Total ($BN) 2Q'26 % of Total Fixed $14.4 72% Repricing in next four quarters 6.1 31% Floating 5.5 28% Total $20.0 100% 3.26% 3.39% 3.40% 3.48% 2024 2025 1Q'26 2Q'26 Interest-bearing deposits BorrowingsInterest-bearing liabilities 3.43% 3.93% 3.80% 3.99% 6.05% 6.01% 5.85% 5.90% 5.68% 5.68% 5.53% 5.61% 2024 2025 1Q'26 2Q'26 2.83% 2.63% 2.39% 2.37% 3.71% 3.90% 3.90% 3.91% 3.05% 2.91% 2.71% 2.71% 2024 2025 1Q'26 2Q'26

$18.6 $19.3 $19.1 $19.5 226bps 192bps 514bps 363bps 2024Y 2025Y 1Q'26 2Q'26 Total Deposits ($BN) Cost of Deposits (bps) Fed Funds (bps)³ Granular and Relationship Focused Funding Model 22 54% 29% 5% 12%88.9% 88.3% 88.6% 87.6% 2024Y 2025Y 1Q'26 2Q'26 Stable Core Deposit Base 3 2 • Strategic build out of treasury management vertical including 3 new hires • Emphasis on growing non-commercial real estate portfolio to drive core deposit growth • Deposit strategy emphasizes disciplined, relationship-driven funding to protect the existing low-cost funding base PFS CORE DEPOSIT TRENDS¹ DEPOSIT COMPOSITION DEPOSIT GATHERING INITIATIVESPFS HISTORICAL COST OF DEPOSITS Total Deposits: $19.5bn Transaction Savings & MMDA Jumbo Time Retail Time 1) Core deposits are total deposits less jumbo time deposits greater than $100,000 2) Reflects annualized Q2’26 metric 3) Fed fund rate represents average rate of each period Note: All financial data is presented for the applicable fiscal year-end or respective fiscal quarter ending, unless otherwise noted; Deposit composition as of June 30, 2026

Emphasis on Growing Fee Income 23 PFS REVENUE COMPOSITION (LTM 2Q 2026¹) ($MM) PFS INSURANCE AGENCY FEE INCOME ($MM)PFS WEALTH MANAGEMENT FEE INCOME ($MM) • Beacon Trust remains focused on retention and growth of its platform. Chief Wealth Officer Annamaria Vitelli joined the team in September 2025 • Insurance agency income grew $1.7 million YoY (16%), due to increased contingency commission income, strong retention and new business activity • Focus on growing SBA vertical with SBA loan sales increasing QoQ and YoY $788 $20 $30 $70 Non-Interest Income: $119MM As a % of Revenue: 13% Total Revenue: $908MM $16.2 $18.3 $20.0 2024 2025 LTM 2Q'26 $30.5 $29.3 $29.9 2024 2025 LTM 2Q'26 Net Interest Income Other Non-interest Income Wealth Management Insurance Agency 1) Reflects financial data for the twelve months ended June 30, 2026

Securities Portfolio and Other Funding 24

Investment Portfolio 25 Total Investment Portfolio¹ = $3.55 Billion • As of June 30, 2026, the portfolio had a modified duration of 4.1 years and weighted average life of 5.0 years • As of June 30, 2026, the allowance for credit losses on held to maturity securities totaled $22,000 AFS Investment Portfolio¹ = $3.29 Billion HTM Investment Portfolio¹ = $0.27 Billion Agency MBS 41% Agency CMO 30% Municipal Bonds 10% Agency CMBS 4% Non-Agency CMBS 4% U.S. Treasury Notes 5% Corporate Notes 3% Student Loan Pools 1% Agency notes 1% Agency MBS 45% Agency CMO 32% Municipal Bonds 3% Agency CMBS 4% Non-Agency CMBS 4% U.S. Treasury Notes 6% Corporate Notes 3% Student Loan Pools 1% Agency notes 1% Municipal Bonds 99% Corporate Notes 0.2% Agency notes 0.4% 1) Total portfolio balances based on market value of AFS and book value of HTM securities as of June 30, 2026 Note: Portfolio compositions based on book value of AFS and HTM securities as of June 30, 2026

Maintaining Strong Liquidity Profile 26 • $8.3 billion available liquid funds and borrowing capacity • Stable insured deposit base, brokered deposits only 6.5% of total deposits as of June 30, 2026 • Total insured and collateralized deposits as of 06/30/26, totaled $13.7BN or 70.1% of our total deposit portfolio Liquidity Diversification = $8.3 Billion FHLB FRB Discounted Window Unencumbered Securities Note: As of June 30, 2026; Totals may not sum due to rounding ($BN) $3.0 $0.9 $4.4 Cash $0.1

Interest Rate Sensitivity 27 Calculated Increase (Decrease) in Projected Annual Net Interest Income ($000) June 30, 2026 June 30, 2025 Change in Interest Rates $ Change % Change $ Change % Change +200 bps ($15,471) (1.8%) ($5,573) (0.7%) +100 bps ($7,626) (0.9%) ($2,540) (0.3%) -100 bps $5,715 0.7% ($1,636) (0.2%) -200 bps $14,503 1.7% ($2,800) (0.4%)

Capital Position 28

Historical Capital Strength 29 8.5% 9.0% 9.1% 9.2%9.7% 10.4% 10.5% 10.5% 2024Y 2025Y Q1'26 Q2'26 10.0% 10.5% 10.6% 10.6% 11.4% 12.2% 12.3% 12.1% 2024Y 2025Y Q1'26 Q2'26 13.2% 13.6% 13.6% 13.5%12.4% 13.1% 13.2% 13.0% 2024Y 2025Y Q1'26 Q2'26 10.0% 10.5% 10.6% 10.6% 11.4% 12.2% 12.3% 12.1% 2024Y 2025Y Q1'26 Q2'26 Holding company Bank-level LEVERAGE RATIO (%) COMMON EQUITY TIER 1 RATIO (%) TOTAL RISK-BASED CAPITAL RATIO (%)TIER 1 RATIO (%) Holding company Bank-level Holding company Bank-level Holding company Bank-level Regulatory Well Capitalized Minimum of 5.0% Regulatory Well Capitalized Minimum of 6.5% Regulatory Well Capitalized Minimum of 8.0% Regulatory Well Capitalized Minimum of 10.0%

Double Leverage & Interest Coverage 30 For the Twelve Months Ended Dec. 31, Year-to-Date ($ in thousands) 2024 2025 2Q26 Total Investment in Subsidiaries $2,944,899 $3,216,486 $3,272,961 Consolidated Equity 2,601,207 2,833,212 2,906,985 Double Leverage Ratio 113.2% 113.5% 112.6% Total Deposit Interest Expense $349,523 $400,003 $183,739 Other Borrowing Expense 96,001 112,206 61,499 Total Interest Expense $445,524 $512,209 $245,238 Pre-Tax Income $149,615 $408,157 $216,233 Interest Coverage (including deposit expense) 1.34x 1.80x 1.88x Interest Coverage (excluding deposit expense) 2.56x 4.64x 4.52x Double Leverage Interest Coverage

Appendix 31

Summary of Outstanding Debt Securities 32 1) Three-Month Chicago Mercantile Exchange Secured Overnight Financing Rate (“SOFR”) + 0.262% Issue Entity Rank Maturity Call Amount ($000s) Front-End Coupon Back-End Coupon Subordinated Debt 2034 Sub Notes (10NC5) HoldCo Subordinated 5/15/2034 5/15/2029 $225,000 9.000% 3M SOFR + 476.5 bps 2031 Sub Notes (10NC5) HoldCo Subordinated 9/15/2031 9/15/2026 $150,000 2.875% 3M SOFR + 220 bps Trust Preferred Capital Securities Lakeland Bancorp Capital Trust II HoldCo Jr. Subordinated 6/30/2033 Callable $20,000 -- 3M SOFR + 310 bps¹ Sussex Capital Trust II HoldCo Jr. Subordinated 9/15/2037 Callable $12,500 -- 3M SOFR + 144 bps¹ 1st Constitution Capital Trust II HoldCo Jr. Subordinated 6/15/2036 Callable $18,000 -- 3M SOFR + 165 bps¹ Lakeland Bancorp Capital Trust IV HoldCo Jr. Subordinated 8/1/2037 Callable $10,000 -- 3M SOFR + 152 bps¹

Reconciliation of GAAP to Non-GAAP Financial Measures 33 Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company’s results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company’s industry. Investors should recognize that the Company’s presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety Dollars in thousands For the Six Months Ended December 31, December 31, June 30, 2024 2025 2026 Efficiency ratio: Net Interest income 600,614$ 760,565$ 396,423$ Non-interest income 94,113 109,836 63,426 Adjustment to non-interest income Net gain on securities transactions 2,986 (843) 309 Adjusted non-interest income 97,099 108,993 63,735 Total income 694,727$ 869,558$ 460,158$ Adjusted non-interest expense 400,681$ 455,973$ 234,027$ Efficiency ratio 58% 52% 51% Amortization of intangibles impact (net of tax) (20,845)$ (26,712)$ (12,337)$ Net interest expense-adjusted 379,836$ 429,261$ 221,690$ Adjusted efficiency ratio 55% 49% 48% For the Twelve Months Ended

Reconciliation of GAAP to Non-GAAP Financial Measures 34 Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company’s results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company’s industry. Investors should recognize that the Company’s presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety Dollars in thousands December 31, December 31, June 30, 2024 2025 2026 Tangible metrics: Stockholder's equity 2,601,207$ 2,833,212$ 2,906,985$ Less: intangible assets 819,230 782,152 765,019 Tangible stockholder's equity $ 1,781,977 $ 2,051,060 $ 2,141,966 Total assets 24,051,825$ 24,980,710$ 25,663,358$ Less: intangible assets 819,230 782,152 765,019 Tangible assets 23,232,595$ 24,198,558$ 24,898,339$ Tangible common equity to tangible assets 7.7% 8.5% 8.6%

Reconciliation of GAAP to Non-GAAP Financial Measures 35 Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company’s results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company’s industry. Investors should recognize that the Company’s presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety Dollars in thousands June 30, 2026 CRE and ADC concentrations: Construction and land development 723,371$ Multifamily 3,806,823 Non owner occupied 7,242,277 Loans to finance CRE, construction, and land development activities 168,965 PAA remaining 101,964 Adjusted total CRE $ 12,043,400 Tier 1 capital 2,597,334$ PAA remaining: loans 246,702 PAA remaining: securities 69,330 PAA remaining: borrowings 1,581 Adjusted tier 1 capital 2,819,377¹ Tier 2 capital 193,813 Total risk-based capital $ 3,013,190 Adjusted CRE concentration 400% Adjusted ADC concentration 24% (1) Adjusted Tier 1 Capital reflects the sum of Tier 1 Capital and the after-tax amount of remaining purchase accounting accretion

Reconciliation of GAAP to Non-GAAP Financial Measures 36 Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company’s results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company’s industry. Investors should recognize that the Company’s presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety Dollars in thousands For the Six Months Ended December 31, December 31, June 30, 2024 2025 2026 Total average assets 20,382,148$ 24,429,121$ 25,162,764$ Total average stockholders' equity 2,279,525 2,718,331 2,885,405 Less: total average intangible assets 698,186 801,628 774,832 Total average tangible stockholders' equity $ 1,581,339 $ 1,916,703 $ 2,110,573 Net Income 115,525$ 291,160$ 157,565$ Plus: amortization of Intangibles, net of tax 20,226 26,712 12,336 Total net income $ 135,751 $ 317,872 $ 169,901 Annualized ROAA 0.57% 1.19% 1.26% Annualized ROATCE 8.6% 16.6% 16.2% Adjustments: Net Income $ 115,525 $ 291,160 $ 157,565 Plus: merger-related transaction costs 56,867 - - Plus: executive severance expense - - 864 Plus: core system conversion expense - - 1,508 Less: income tax expense 14,010 - 663 Annualized adjusted net income $ 158,382 $ 291,160 $ 159,274 Less: amortization of intangibles, net of tax 20,226 26,712 12,336 Adjusted total net income $ 178,607 $ 317,872 $ 171,610 Annualized adjusted ROAA 0.78% 1.19% 1.28% Annualized adjusted ROATCE 11.3% 16.6% 16.4% For the Twelve Months Ended